UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Diffusion Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED DECEMBER 1, 2022

Diffusion Pharmaceuticals Inc.
300 East Main Street, Suite 201
Charlottesville, Virginia 22902

[  ], 2022

Dear Fellow Stockholders:

We are pleased to invite you to join us for the Diffusion Pharmaceuticals Inc. 2022 Annual Meeting of Stockholders to be held on Friday, December 30, 2022, at [ ] a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Registered stockholders as of the record date or their proxyholders will be able to attend the Annual Meeting online, vote, and submit questions by following the instructions provided in the accompanying Notice Regarding the Availability of Proxy Materials and proxy statement.

Your vote is particularly important at the Annual Meeting. As you may be aware, LifeSci Special Opportunities Master Fund Ltd. (“LifeSci”) has notified the Company that it intends to nominate a slate of six nominees to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. You may receive a proxy statement, blue proxy card and other solicitation materials from LifeSci; however, since LifeSci has the option to choose which of our stockholders will receive their proxy solicitation materials, we cannot be certain whether you will receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, LifeSci or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, LifeSci, or any other statements that LifeSci may otherwise make.

Our Board of Directors does NOT endorse any of LifeSci’s nominees and unanimously recommends that you vote “FOR” each of the six nominees proposed by our Board of Directors on your enclosed WHITE proxy card. The Diffusion Board of Directors strongly urges you NOT to sign or return any blue proxy card sent to you by LifeSci. If you have previously submitted a blue proxy card sent to you by LifeSci, you can revoke that proxy and vote for our Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting at any time before it is exercised by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided. Only your latest dated proxy will be counted. Even if you would like to elect some or all of LifeSci’s nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

We strongly encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposals, as soon as possible. It is important that your shares be represented at the meeting, regardless of the number of shares you hold.

On behalf of the Board of Directors and management of Diffusion Pharmaceuticals Inc., it is my pleasure to express our appreciation for your support. If you have any questions, please contact Innisfree M&A Incorporated, Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders in the U.S. and Canada may call toll-free at (877) 456-3402. Banks and brokers may call collect at (212) 750-5833.

Sincerely,

/s/ Robert J. Cobuzzi, Jr.

Robert J. Cobuzzi, Jr.
President and Chief Executive Officer

Your vote is important. Please exercise your right to vote as soon as possible by completing, signing, dating, and returning your enclosed proxy card by mail in the postage-paid envelope provided, by using Internet or telephone voting as described in your enclosed proxy card, or by following the other instructions for voting on your enclosed proxy card.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 30, 2022

To the Stockholders of Diffusion Pharmaceuticals Inc.:

The 2022 Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc., a Delaware corporation (“Diffusion” or the “Company”), will be held virtually on Friday, December 30, 2022 at [   ] a.m. Eastern Time by means of a live webcast for the following purposes:

1.	To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified;

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022;

3.	To approve, on an advisory basis, the compensation of our named executive officers during the year ended December 31, 2021, as disclosed in the accompanying proxy statement; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Registered stockholders as of the record date and their proxyholders will be able to submit questions in advance of the meeting, listen to the meeting live, and vote online. To access and participate in the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to pre-register by [ ] a.m. Eastern Time on December [ ], 2022. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

Stockholders of record as of the record date may register to participate in the Annual Meeting remotely by visiting the website [ ]. Please have your proxy card, or Notice, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than [ ] a.m., Eastern Time, on December [ ], 2022.

Beneficial Stockholders

Stockholders whose shares are held through a broker, bank or other nominee as of the record date may register to participate in the Annual Meeting remotely by visiting the website [ ].

Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than [ ] a.m., Eastern Time, on December [ ], 2022. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.

Questions on How to Pre-register

If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 456-3402

Banks and Brokers may call collect: (212) 750-5833

The meeting webcast will begin promptly at [ ] a.m. Eastern Time. We encourage you to access the meeting prior to the start time. As the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Only stockholders of record at the close of business on [ ], 2022 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. A stockholder list will be available beginning December 20, 2022, the date which is ten days prior to the date of the meeting, during normal business hours for examination by any stockholder registered on Diffusion’s stock ledger as of the record date for any purpose germane to the meeting.

We have received notice from LifeSci Special Opportunities Master Fund Ltd.(“LifeSci”) that it intends to nominate a slate of six nominees to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. Our Board of Directors does not endorse the election of any of the LifeSci nominees for director and recommend that you vote “FOR” each of the Company’s six director nominees. You may receive proxy solicitation materials from LifeSci or other persons or entities affiliated with LifeSci, including an opposition proxy statement or blue proxy card. Our Board of Directors urges you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to LifeSci or its nominees contained in solicitation materials filed or disseminated by or on behalf of LifeSci or any other statements LifeSci may otherwise make. LifeSci chooses which of the Company’s stockholders will receive its proxy solicitation materials. Therefore, you may or may not receive those materials depending on what LifeSci decides.

Even if you have previously signed a blue proxy card sent to you by or on behalf of LifeSci, you have the right to change your vote by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted. We urge you to disregard any blue proxy card sent by or on behalf of LifeSci or any person other than the Company. Voting to “WITHHOLD” your vote with respect to the nominees on any blue proxy card that is circulated by or on behalf of LifeSci is not the same as voting for our director nominees, because a vote to “WITHHOLD” with respect to any of the nominees on a blue proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE COMPANY’S SIX DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO SIGN OR RETURN ANY blue PROXY CARD SENT TO YOU BY OR ON BEHALF OF LIFESCI.

If your shares are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with LifeSci’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of the Board of Directors’ nominees (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank or other nominee does not provide you with LifeSci’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. To the extent you receive proxy materials from LifeSci, none of the proposals to be voted on at the Annual Meeting will be considered “routine” and therefore, if you do not instruct your broker as to how to vote your shares, your shares will not be voted and will result in “broker non-votes”.  We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions on the enclosed WHITE proxy card to vote by telephone or internet, or by completing, dating, signing and mailing the enclosed WHITE proxy card in the postage-paid envelope provided.

If you have any questions regarding this information or the proxy materials, please contact Innisfree M&A Incorporated, Inc., our proxy solicitor. Stockholders in the U.S. and Canada may call toll-free at (877) 456-3402. Banks and brokers may call collect at (212) 750-5833.

Whether you plan to be present at the Annual Meeting or not, you are requested to promptly submit your proxy either electronically via the Internet or by telephone as described on the enclosed WHITE proxy card or by completing, signing and returning the proxy card by mail to ensure that your shares will be represented.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, December 30, 2022

Our proxy statement, the form of WHITE proxy card, and annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2021, are available at [ ].

By Order of the Board of Directors,
/s/ William Elder
William Elder
General Counsel & Corporate Secretary

[ ], 2022
Charlottesville, Virginia

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

BACKGROUND OF SOLICITATION	9

CORPORATE GOVERNANCE	12

PROPOSAL NO. 1 ELECTION OF DIRECTORS	20

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

AUDIT COMMITTEE REPORT	25

EXECUTIVE OFFICERS	26

EXECUTIVE COMPENSATION	28

PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION	34

DIRECTOR COMPENSATION	36

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	39

OTHER MATTERS	39

INTRODUCTORY NOTES

Note Regarding Company References and Other Defined Terms

Unless the context otherwise requires, in the accompanying Proxy Statement and related materials, (i) references to the “Company,” “we,” “our,” or “us” refer to Diffusion Pharmaceuticals Inc. and (ii) references to “common stock” refer to the common stock, par value $0.001 per share, of the Company. We have also used several other defined terms in the accompanying Proxy Statement and related materials, which are explained or defined below:

Term	Definition

2015 Equity Plan	Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan, as amended

401(k) Plan	Diffusion Pharmaceuticals Inc. 401(k) Defined Contribution Plan

Annual Meeting	2022 Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc. to be held virtually at [ ] a.m. Eastern Time, on Friday, December 30, 2022

Annual Report	the Company’s Annual Report on Form 10-K for the year ended December 31, 2021

Black-Scholes Model	Black-Scholes-Merton derivative investment instrument pricing model

Board	our board of directors

Bylaws	the Company's bylaws, as amended

Computershare	Computershare Inc., our transfer agent and registrar

Diffusion LLC	Diffusion Pharmaceuticals LLC, a Virginia limited liability company and our wholly owned subsidiary

Exchange Act	Securities Exchange Act of 1934, as amended

Innisfree	Innisfree M&A Incorporated

KPMG	KPMG LLP, our independent registered public accounting firm for the fiscal year ending December 31, 2022

LifeSci	LifeSci Special Opportunities Master Fund Ltd.

Nasdaq	Nasdaq Stock Market, LLC

NQO	non-qualified option

NYSE	New York Stock Exchange

Proxy Statement	this proxy statement on Schedule 14A for our 2022 Annual Meeting of Stockholders

Radford	Radford, Data & Analytics, a partial business unit of Aon plc, independent consultant to the Compensation Committee of the Board

Record Date	, 2022

Regulation S-K	Regulation S-K promulgated under the Securities Act

SEC	U.S. Securities and Exchange Commission

Securities Act	Securities Act of 1933, as amended

Tax Code	U.S. Internal Revenue Code of 1986, as amended

U.S.	United States

Note Regarding Stock Splits

Unless the context otherwise requires, in this Proxy Statement, all share and per share amounts related to our common stock give effect to our 1-for-50 reverse stock split effective April 18, 2022.

Note Regarding Trademarks, Trade Names, and Service Marks

This Proxy Statement contains certain trademarks, trade names, and service marks of ours, including “DIFFUSIO2N.” All other trade names, trademarks, and service marks appearing in this Proxy Statement are, to the knowledge of Diffusion, the property of their respective owners. To the extent any such terms appear without the trade name, trademark, or service mark notice, such presentation is for convenience only and should not be construed as being used in a descriptive or generic sense.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY DECEMBER 30, 2022

The Board is using this Proxy Statement to solicit your proxy for use at the Diffusion Pharmaceuticals Inc. 2022 Annual Meeting of Stockholders to be held virtually at [   ] a.m., Eastern Time, on Friday, December 30, 2022. The Board expects to make available electronically or to send to our stockholders the Notice of Annual Meeting of Stockholders, this Proxy Statement and a form of proxy on or about [   ], 2022.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed WHITE proxy card because the Board is soliciting your proxy to vote at the Annual Meeting. The Annual Meeting will be conducted online only. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement by following instructions included in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed WHITE proxy card by mail in the postage-paid envelope provided, or follow the instructions below on the closed WHITE proxy card to submit your proxy over the telephone or on the Internet.

When and where will the Annual Meeting be held?

The Annual Meeting will be held online via live webcast on Friday, December 30, 2022, at [   ] a.m., Eastern Time.

How do I attend the Annual Meeting?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the record date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register by [●]:00 a.m. Eastern Time on [●], 2022. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

Stockholders of record as of the record date may register to participate in the Annual Meeting remotely by visiting the website [   ]. Please have your proxy card, or Notice, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than [●] a.m., Eastern Time, on [●], 2022.

Beneficial Stockholders

Stockholders whose shares are held through a broker, bank or other nominee as of the record date may register to participate in the Annual Meeting remotely by visiting the website [   ].

Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than [●] a.m., Eastern Time, on [●], 2022. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.

Questions on How to Pre-Register

If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 456-3402

Banks and Brokers may call collect: (212) 750-5833

The online meeting will begin promptly at [ ] a.m. Eastern Time on December 30, 2022. We encourage you to access the meeting approximately [   ] minutes prior to the start time. Please follow the registration instructions as outlined in this Proxy Statement.

Do I have the option to call in to the Annual Meeting instead of attending the live webcast?

No. Stockholders will not have the option to call in to the virtual meeting and listen by telephone. To participate in the Annual Meeting, stockholders must stream the Annual Meeting live via webcast.

How do I submit questions for the Annual Meeting?

You can submit questions pertinent to meeting matters at the virtual Annual Meeting only if you are a stockholder of record of the Company at the close of business on the Record Date and you registered in advance to attend the Annual Meeting, or if you were a beneficial owner as of the Record Date and you registered in advance to attend the Annual Meeting. The question and answer session will answer questions submitted live during the Annual Meeting. Questions may be submitted during the Annual Meeting on the Annual Meeting website using the ‘Ask a Question’ box.

In accordance with the rules of order, a copy of which will be available during the Annual Meeting, only questions pertinent to meeting matters will be answered. In the interest of fairness to all stockholders, the question and answer period will be limited to a total of [   ] minutes and multiple questions submitted on the same topic will be summarized and responded to collectively. The Company reserves the right to not address any questions that are repetitious, irrelevant to the Company’s business, related to pending or threatened litigation, derogatory in nature, related to personal grievances, or otherwise inappropriate.

During the Annual Meeting, we are committed to acknowledging each appropriate question in the order in which it was received. When submitting questions, stockholders should identify themselves and provide contact information in the event follow up is necessary. Any questions relevant to the business of the Annual Meeting that cannot be answered due to time constraints can be submitted to Diffusion Investor Relations by e-mailing info@diffusionpharma.com.

Whom do I contact if I am encountering difficulties attending the Annual Meeting online?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call the support number found in the reminder email you will receive the day before the Annual Meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following proposals:

1.	To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified;

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022;

3.	To approve, on an advisory basis, the compensation of our named executive officers during the year ended December 31, 2021, as disclosed in the Proxy Statement; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on [   ], 2022, the Record Date, will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the Annual Meeting. As of the Record Date, there were [______] shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

How do I vote my shares?

Your vote is important. Whether you hold shares directly as a stockholder of record or beneficially in “street name” (through a broker, bank, or other nominee), you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

If you are a stockholder whose shares are registered in your name, the Board encourages you to follow the instructions on your WHITE proxy card to vote your shares by one of the following methods:

●

Virtually During the Meeting, by pre-registering to attend the Annual Meeting, joining the Annual Meeting and voting your shares electronically during the Annual Meeting by clicking on the “Shareholder Ballot” link on the virtual meeting site.

●	Vote by Internet, by going to the web address indicated on the enclosed WHITE proxy card and following the instructions listed thereon.

●	Vote by Telephone, by dialing the toll-free number listed on the enclosed WHITE proxy card and following the instructions.

●	Vote by Mail, by completing, signing, dating, and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in “street name” through a brokerage firm, bank, dealer or similar organization, as the beneficial owner of those shares you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent. Please follow the instructions from your broker, bank or other agent included on the WHITE Voting Instruction Form accompanying these proxy materials, or contact your broker, bank or other agent to request a legal proxy. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the WHITE Voting Instruction Form provided by your bank, broker, trust or other nominee so that your vote can be counted. The WHITE Voting Instruction Form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

The deadline for voting by telephone or by using the Internet is 11:59 p.m. Eastern Time on [   ], December [__], 2022. Please see your proxy card or the information your bank, broker or other holder of record provided to you for more information on your options for voting.

Has Diffusion been notified that a stockholder intends to propose alternative director nominees at the Annual Meeting?

Yes. LifeSci has announced that it intends to nominate a slate of six nominees for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by the Board of Directors. The Board does NOT endorse any LifeSci nominee and unanimously recommends that you vote “FOR” the election of each of the six nominees recommended by the Board. Each of Diffusion and LifeSci will use its own version of a universal proxy card containing the names of both Diffusion’s and LifeSci’s nominees. The Board urges you to vote “FOR” the election of each of the six nominees recommended by the Board using our enclosed universal WHITE proxy card and NOT to sign or return or vote using any universal blue proxy card sent to you by LifeSci. However, if you have already voted “FOR” the election of each of the six nominees recommended by the Board using a blue proxy card sent to you by LifeSci, you do not need to vote on the enclosed universal WHITE proxy card.  If you sent in a blue proxy card and wish to change your vote, you can revoke the blue proxy card at any time before it is exercised by voting using the enclosed WHITE proxy card.

What does it mean if I receive more than one proxy card?

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card to ensure that all of your shares are voted.

Additionally, LifeSci has stated its intention to nominate six individuals for election as directors at the Annual Meeting. If LifeSci proceeds with its nominations, you may receive proxy solicitation materials from LifeSci, including an opposition proxy statement and a blue proxy card. Because LifeSci may choose to send its proxy solicitation materials to only a portion of our stockholders, you may or may not receive those materials depending on what LifeSci decides.

In the event you do receive materials from LifeSci, the Board of Directors unanimously recommends that you disregard and do NOT return any blue proxy card you receive from LifeSci.

Voting to “WITHHOLD” with respect to any LifeSci nominee on a blue proxy card sent to you by LifeSci is NOT the same as voting for the Board of Directors’ nominees because a vote to “WITHHOLD” with respect to any LifeSci nominee on its blue proxy card will revoke any proxy you previously submitted. For example, this means that if you have submitted a validly executed proxy voting FOR the nominees recommended by the Board but later submit a validly executed proxy withholding your votes from the LifeSci nominees, your prior vote in favor of the nominees recommended by the Board will not be counted.

If you have already voted using LifeSci’s blue proxy card, you have every right to change your vote and revoke your prior proxy before it is exercised by signing and dating the enclosed WHITE proxy card and returning it by mail in the postage-paid envelope provided, by voting via the Internet, or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy you submit will be counted. If you have any question or need assistance voting, please call Innisfree M&A Incorporated, Inc., Diffusion’s proxy solicitor. Stockholders in the U.S. and Canada may call toll-free at (877) 456-3402. Banks and brokers may call collect at (212) 750-5833.

How will my shares be voted?

The Board encourages stockholders to fill out and return your signed WHITE proxy card enclosed with this proxy statement or use Internet or telephone voting as instructed on your WHITE proxy card before the Annual Meeting. The named proxies will vote your shares as you direct.

For Proposal No. 1—Election of Directors, you may:

●	Vote FOR up to six of the nominees for director; or
●	WITHHOLD your vote from up to six nominees for director.

If you vote for more than six nominees for director, your vote on Proposal No. 1 will be invalid and will not be counted. To the extent a registered stockholder votes “FOR” with respect to at least one but fewer than six nominees on Proposal No. 1, his or her shares will only be voted “FOR” those nominees he or she has marked. Any remaining votes on Proposal No. 1 shall not be voted and will have the same effect as a vote to “WITHHOLD” for all other nominees. However, if he or she does not specify how to vote any shares (i.e., he or she does not mark a vote “FOR” or to “WITHOLD” with respect to any nominees), the proxies will vote their shares “FOR” the Board’s six nominees for director, in accordance with the Board’s recommendations.

For Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm and Proposal No. 3 – Advisory Vote on Executive Compensation you may:

●	Vote FOR the proposal;
●	Vote AGAINST the proposal; or
●	ABSTAIN from voting on the proposal.

How does the Board recommend that I vote?

The Board recommends that you use the enclosed WHITE proxy card to vote as follows:

●	FOR the six nominees for director recommended by the Board in this proxy statement under Proposal No. 1—Election of Directors;
●	FOR Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm; and
●	FOR Proposal No. 3— Advisory Vote on Executive Compensation.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY BLUE PROXY CARD THAT MAY BE SENT TO YOU BY LIFESCI EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED. IF YOU HAVE PREVIOUSLY SUBMITTED A VOTE USING THE BLUE PROXY CARD SENT TO YOU BY LIFESCI, YOU CAN REVOKE IT BY USING THE ENCLOSED WHITE PROXY CARD TO VOTE “FOR” OUR BOARD’S NOMINEES AND “FOR” ALL OTHER PROPOSALS RECOMMENDED BY OUR BOARD.

How can I revoke or change my vote?

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is exercised by one of the following methods:

●

Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card by mail;

●	Sending timely written notice of revocation to our General Counsel & Corporate Secretary; or
●	Attending the Annual Meeting and voting virtually.

If you hold your shares through a broker, bank or other nominee, you may revoke your proxy by following instructions your broker, bank or other nominee provides.

If you have previously signed a blue proxy card sent to you by LifeSci, you may change your vote and revoke your prior proxy by signing and dating the WHITE proxy card enclosed with this proxy statement and returning it by mail in the postage-paid envelope provided or by voting via the Internet or by telephone following the instructions on the enclosed WHITE proxy card. Submitting a blue proxy card—even if you vote to “WITHHOLD” with respect to the LifeSci Nominees—will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard and NOT return any blue proxy card that you may receive from LifeSci, even as a protest vote against LifeSci.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted new rules requiring the use of a universal proxy card in contested director elections that took effect on August 31, 2022 (the “New Proxy Rules”). As the Annual Meeting will be held on December 30, 2022, the New Proxy Rules are applicable to the 2022 Annual Meeting. Each of Diffusion and LifeSci will use its own version of a universal proxy card containing the names of both Diffusion’s and LifeSci’s nominees. Diffusion is using the enclosed WHITE universal proxy card. Our Board unanimously recommends using the enclosed WHITE universal proxy card and voting “FOR” all of the nominees proposed by the Board and disregarding any blue proxy card that may be sent to you by LifeSci.

What happens if I return a WHITE proxy card but give voting instructions for more than six candidates?

An “overvote” occurs when a stockholder submits more votes for director nominees than there are Board of Director seats up for election.

To the extent an overvote (i.e., voting “FOR” with respect to more than six nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, all such votes on Proposal 1 regarding nominees will be invalid and will not be counted.

What happens if I return a WHITE proxy card but give voting instructions for less than six candidates?

An undervote occurs when a stockholder submits less votes “FOR” director nominees than there are Board of Director seats up for election.

To the extent a registered stockholder votes “FOR” or to “WITHHOLD” with respect to at least one but fewer than six nominees on Proposal No. 1, his or her shares will only be voted “FOR” those nominees he or she has marked. Any remaining votes on Proposal No. 1 will not be voted and will have the same effect as a vote to “WITHHOLD” for all other nominees.

However, if you are a registered stockholder and you send in your WHITE proxy card or use Internet or telephone voting as instructed on your WHITE proxy card, but do not specify how you want to vote any of your shares (i.e., you do not vote “FOR” or to “WITHOLD” with respect to any nominees), the proxies will vote their shares “FOR” the Board’s six nominees for director, in accordance with the Board’s recommendations.

Can I use the WHITE proxy card if I want to vote for one or more of the LifeSci nominees?

Yes, if you would like to elect some or all of the LifeSci nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

What happens if LifeSci withdraws or abandons its solicitation or fails to comply with the New Proxy Rules and I already granted proxy authority in favor of LifeSci?

Stockholders are encouraged to submit their votes on the WHITE proxy card. If LifeSci withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card.

If LifeSci withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of LifeSci nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or the LifeSci proxy card.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies on behalf of the Company. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the reasonable cost of forwarding proxy materials to beneficial owners.

LifeSci will bear the entire cost of any proxies that they solicit. In its nomination letter, LifeSci indicated that, in the event any of its nominees are elected or appointed to the Board at the Annual Meeting, LifeSci intends to seek reimbursement from the Company of all expenses it incurs in connection with its solicitation of proxies for election of its nominees to the Board at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

The presence at the Annual Meeting, virtually or by proxy, of the holders of 33.4% of the outstanding shares of our common stock as of the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” representing shares held by stockholders who have not received proxy materials from LifeSci, will be counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter. If there is not a quorum, a majority of the shares of our common stock present at the Annual Meeting may adjourn the Annual Meeting to a later date.

What vote is required for each proposal to be approved?

Assuming a quorum is present at the Annual Meeting, the following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares by brokers (referred to as broker non-votes).

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Vote
1	Election of Directors	Plurality of the votes cast	No effect	Not voted/No effect
2	Ratification of Selection of Independent Registered Public Accounting Firm	Majority of shares present virtually or represented by proxy and entitled to vote	Counted “against”	Not voted/No effect
3	Advisory Vote on Executive Compensation	Majority of shares present virtually or represented by proxy and entitled to vote	Counted “against”	Not voted/No effect

Additional Information Regarding Proposal 1 Voting

LifeSci has notified Diffusion of its intent to nominate a slate of six alternative nominees for election as directors at the Annual Meeting in opposition to the six nominees recommended by your Board. As a result, assuming such nominees are in fact proposed for election at the Annual Meeting and such nominations have not been timely withdrawn by LifeSci, the election of directors at the Annual Meeting will be considered a contested election and, as provided under Section 2.8 of our Bylaws, directors will be elected on a plurality basis. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to six nominees, and the six nominees receiving the greatest number of votes cast “FOR” their election among all stockholders will be elected, regardless of whether they were nominated by your Board or by LifeSci. Votes to “WITHHOLD” or “ABSTAIN” with respect to any nominee are not votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

It will NOT help elect the nominees recommended by your Board if you sign and return blue proxy cards sent by LifeSci even if you vote to “WITHHOLD” or “ABSTAIN” with respect to LifeSci directors. In fact, doing so will cancel any previous vote you cast on a WHITE proxy card sent to you by Diffusion. The only way to support your Board’s nominees is to vote “FOR” all of your Board’s nominees, which registered stockholders can do by marking the “FOR ALL” box on the WHITE proxy card. ONLY THE LATEST-DATED, VALIDLY EXECUTED PROXY RECEIVED WILL BE COUNTED.

Additional Information Regarding Voting on Proposals 2 and 3

Typically, the ratification of the independent registered public accounting firm is a routine matter as to which, under applicable NYSE rules (which NYSE-registered brokers must comply with even with respect to Nasdaq-listed companies), a broker will have discretionary authority to vote if instructions are not received from the client at least 10 days prior to the Annual Meeting (so-called “broker non-votes”). However, because LifeSci has initiated a proxy contest, to the extent that LifeSci provides a proxy card or voting instruction form to stockholders who hold their shares in “street” name, brokers will not have discretionary voting authority to vote on any of the proposals at the Annual Meeting. As a result, assuming LifeSci has provided you with its proxy materials, all proposals disclosed in this proxy statement, including Proposal 2 for the ratification of the selection of the Company’s independent registered public accounting firm, will be considered non-routine under the rules of the NYSE and your broker will not vote your shares on any proposal without your instructions.

Accordingly, it is very important that you instruct your broker how you wish your shares to be voted on these matters.

Who will count the votes at the Annual Meeting?

We currently expect that First Coast Results, Inc. will tabulate the votes and be our independent inspector of elections for the Annual Meeting.

Whom do I contact if I have questions regarding the Annual Meeting?

If you have any questions regarding this information or the proxy materials, please contact Innisfree M&A Incorporated, Inc., our proxy solicitor. Stockholders in the U.S. and Canada may call toll-free at (877) 456-3402. Banks and brokers may call collect at (212) 750-5833.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

We currently are not aware of any business to be acted upon at the Annual Meeting other than that described in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment, including to adjourn the Annual Meeting if a quorum is not present.

How will business be conducted at the Annual Meeting?

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted. Only nominations and other proposals brought before the Annual Meeting in accordance with the advance notice and information requirements of our Bylaws will be considered. No such nominations or other proposals were received other than the nominations from LifeSci, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting. In order for a stockholder proposal to have been included in our Proxy Statement for the Annual Meeting, our General Counsel & Corporate Secretary must have received such proposal a reasonable period of time before we began to print and send our proxy materials. Under our Bylaws, because the date of the Annual Meeting is delayed by more than thirty (30) days after the anniversary of the 2021 Annual Meeting of Stockholders, in order to be included in this Proxy Statement, complete and timely written notice of a proposed nominee for election to the Board at the Annual Meeting or a proposal for any other business to be brought before the Annual Meeting must have been received by our General Counsel & Corporate Secretary not later than the close of business on the tenth day following the day on which public announcement of the date of the Annual Meeting is first made.

BACKGROUND OF SOLICITATION

As reported in Diffusion’s 2021 Annual Report, one of the key objectives underlying the Company’s business strategy for 2022 involved identifying and pursuing opportunistic transactional opportunities intended to diversify the Company’s portfolio of product candidates and reduce the Company’s overall risk profile as an investment.  In pursuit of this objective, from time to time during the fourth quarter of 2021 and first half of 2022, Diffusion’s management team entered into customary nondisclosure agreements and held conversations with several potential counterparties with the intent of identifying assets and commercial opportunities that would enhance long-term value for Diffusion’s stockholders.

On May 10, 2022, the Company’s Board held a meeting and authorized management to being the process of engaging an investment bank to further support the Company’s process.

On May 26, 2022, David Dobkin, in his capacity as a managing director of LifeSci Capital, an investment bank that claims it provides life science companies with independent advisory services and experienced counsel to assist in making fully informed capital markets decisions and an affiliate of LifeSci, sent an unsolicited email to Robert Cobuzzi, Diffusion’s Chief Executive Officer, and Willian Hornung, Diffusion’s Chief Financial Officer, and placed a call to Diffusion purportedly on behalf of an unidentified large stockholder of Diffusion, requesting a call to discuss strategic alternatives.  In response to the outreach, William Elder, Diffusion’s General Counsel, contacted Mr. Dobkin that same day. When asked, Mr. Dobkin refused to disclose the identity of the investor or the nature of the alternatives. In addition to serving as a managing director for LifeSci Capital, Mr. Dobkin also serves as a portfolio manager for LifeSci.

That next day, Mr. Dobkin emailed Mr. Elder again requesting that his client have a direct forum with Diffusion’s management to discuss merging one or several new assets into Diffusion, a restructuring, and/or other strategic alternatives. Mr. Dobkin continued his refusal to identify his client and indicated that he and his client were unwilling to enter into a customary nondisclosure agreement prior to a substantive discussion with Diffusion.

On June 1, 2022, representatives of Tiberend Strategic Communications (“Tiberend”), Diffusion’s investor relations firm, attempted to reach Mr. Dobkin, but he did not return their call.

On July 18, 2022, Diffusion engaged Canaccord Genuity (“Canaccord”) as its financial advisor in connection with the Board’s expansion of its ongoing evaluation of potential financial and strategic transactions to enhance stockholder value, including with respect to a sale of the Company.

On August 4, 2022, Mr. Dobkin emailed Mr. Elder again requesting a call with management without providing any specific information regarding the identity his purported client(s) or any further details regarding the strategic alternatives he was proposing.

Diffusion did not hear again from Mr. Dobkin or LifeSci for a number of weeks. Then, on September 14, 2022, Mr. Dobkin again emailed Dr. Cobuzzi and Mr. Elder, this time asserting that an unidentified client of LifeSci Capital had amassed a 4.9% stake in Diffusion. In follow-up communications between representatives of Diffusion, Tiberend and Mr. Dobkin over the next couple of days, Mr. Dobkin claimed that his client and affiliated companies had assets complementary to Diffusion’s lead product candidate, trans sodium crocetinate, and desired to explore strategic alternatives. Mr. Dobkin continued to press for a call with management but refused to identity his client(s) or provide any further details regarding any proposed alternatives.

On September 21, 2022, Mr. Elder again offered for Diffusion to enter into a mutual nondisclosure agreement with LifeSci Capital or its client to facilitate a conversation regarding proposed alternatives. On September 26, 2022, Mr. Elder presented Mr. Dobkin with a customary nondisclosure agreement, to which Mr. Dobkin responded that LifeSci Capital and/or its client were unwilling to agree to certain provisions of the proposed non-disclosure agreement but that he would now be willing to share additional information without a nondisclosure agreement.

On September 27, 2022, on a call with Mr. Elder and representatives from Tiberend, Mr. Dobkin identified three purported clients of LifeSci Capital purportedly interested in a transaction with Diffusion, (1) an alleged asset manager for high net-worth individuals that according to Mr. Dobkin held the 4.9% position in Diffusion’s common stock referred to in his e-mails of May 26, 2022 and September 14, 2022, (2) a private, U.S.-based oncology company (“Company A”), and (3) a private, Latin America-based healthcare company. Mr. Dobkin, however, did not specify the nature of the transaction(s) contemplated or any other proposed details.

On October 16, 2022, Mr. Dobkin sent an unsolicited proposal to Diffusion, purportedly on behalf of Company A for the purchase of all outstanding shares of Diffusion common stock for $6.58 per share. The price offered in the proposal represented just over 50% of the value of Diffusion’s balance of cash, cash equivalents and marketable securities at September 30, 2022 of approximately $12.68 per share.

On October 18, 2022, Diffusion’s Board, together with Diffusion’s senior management team and Diffusion’s independent financial and legal advisors, met to discuss, among other things, the unsolicited proposal and the potential for publicly disclosing Diffusion’s strategic review process.

On October 19, 2022, Mr. Dobkin followed up with Diffusion, purportedly on behalf of Company A, regarding the anticipated timing of Diffusion’s response to Company A’s unsolicited offer.

On October 20, 2022, Mr. Elder replied to Mr. Dobkin, stating that Diffusion was evaluating the offer, but expected to have a response soon.

On October 25, 2022, Diffusion issued a press release publicly disclosing its ongoing strategic review process.  That same day, a letter was delivered to Mr. Dobkin on behalf of Diffusion’s Board rejecting the proposal from Company A as woefully inadequate and inviting Company A to contact the Company’s investment bankers regarding participation in Diffusion’s ongoing strategic process should Company A desire to submit a more competitive offer.  Mr. Dobkin was also provided with the form of nondisclosure agreement provided to other bidders in the process.  To date, however, neither Mr. Dobkin nor any other representative of LifeSci Capital, has directly responded to the invitation or provided any comments or feedback on the proposed form of nondisclosure agreement which had been provided to and entered into by other participants in the process.

On November 7, 2022, Mr. Dobkin, in his capacity as a portfolio manager of LifeSci Special Opportunities Master Fund Ltd., submitted a letter to Diffusion seeking to nominate an alternative slate of directors at the Annual Meeting on LifeSci’s own behalf.

According to LifeSci’s nomination letter, entities affiliated with LifeSci began accumulating Diffusion stock on May 2, 2022 and had acquired a 4.8% position as of November 7, 2022. During his communications with Diffusion and its representatives between May 2022 and October 2022 in his capacity as a managing director for LifeSci Capital, despite contemporaneously serving as a portfolio manager for LifeSci, Mr. Dobkin at no point disclosed that the purported 4.9% stockholder to which he alluded on multiple occasions had any affiliation with LifeSci Capital other than the alleged investment banking relationship.

On November 9, 2022, Diffusion’s Board, together with Diffusion’s senior management team and Diffusion’s independent financial and legal advisors, held a meeting to discuss, among other things, the strategic review process, the LifeSci nomination letter and the timing of the Annual Meeting. At that meeting, Canaccord noted that a number of companies had expressed potential interest in a transaction with the Company but reported that there had still been no response from LifeSci or Company A with respect to joining the process.  In addition, Diffusion’s Board determined to reschedule the date of the Annual Meeting until December 30, 2022 to, among other things, afford the Company more time to devote to progressing the strategic review process in a manner best designed to enhance stockholder value.

On November 10, 2022, Diffusion filed a Current Report on Form 8-K announcing that the date of the Annual Meeting had been rescheduled to December 30, 2022.

On November 14, 2022, Diffusion issued a press release in which it provided an update on its ongoing strategic review process and, among other things, publicly disclosed its receipt and rejection of the unsolicited offer from Company A and its subsequent receipt of the nomination letter from LifeSci.

On November 17, 2022, LifeSci issued a press release announcing its intention to nominate its own slate of nominees to the Company’s Board.

On November 18, 2022, Diffusion filed a preliminary proxy statement on Schedule 14A with the SEC.

On November 22, 2022, LifeSci filed a preliminary proxy statement on Schedule 14A with the SEC.

On November 28, 2022, Diffusion filed this revised preliminary proxy statement on Schedule 14A with the SEC.

CORPORATE GOVERNANCE

Introduction

Our common stock is currently listed for quotation on the Nasdaq Capital Market under the symbol “DFFN.” As required by the Listing Rules of the Nasdaq Capital Market, the Board has adopted certain governance standards, including its standard of independence.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines, a copy of which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com. Among the topics addressed in our Corporate Governance Guidelines are:

●	Board size, composition and qualifications;	●	Retirement, term limits, and resignation policy;
●	Selection of directors;	●	Board compensation;
●	Board leadership;	●	Loans to directors and executive officers;
●	Board committees;	●	Chief Executive Officer evaluation;
●	Board and committee meetings;	●	Board and committee evaluations;
●	Executive sessions of outside directors;	●	Director continuing education;
●	Meeting attendance by directors and non-directors;	●	Succession planning;
●	Appropriate information and access;	●	Related person transactions;
●	Ability to retain advisors;	●	Communication with directors;
●	Conflicts of interest and director independence;	●	Director attendance at annual meetings of stockholders; and
●	Board interaction with corporate constituencies;	●	Change of principal occupation and board memberships.
●	Stock ownership by directors and executive officers;

Directors & Director Independence

The Board has fixed the number of directors at seven as of the date of this Proxy Statement and has determined that six of our seven current directors — Robert Adams, Eric Francois, Mark T. Giles, Jane H. Hollingsworth, Diana Lanchoney, and Alan Levin — are “independent directors” under the Listing Rules of the Nasdaq Capital Market.

One of our current directors – Eric Francois – has resigned from the Board and each of its committees effective as of December 16, 2022 as a result of certain mandatory internal policies and procedures of his current employer following a return to his investment banking career in late 2021. Accordingly, Mr. Francois will not stand for re-election at the Annual Meeting. On November 13, 2022, in connection with Mr. Francois’ resignation and in accordance with and pursuant to Section 3.2 of the Company’s Bylaws, the Board resolved to reduce the number of directors on the Board from seven to six, effective simultaneous with, and contingent upon, the effectiveness of Mr. Francois’ resignation from the Board. Accordingly, as of the date of the Annual Meeting, the number of directors on the Board is expected to be six.

Following the effectiveness of Mr. Francois’ resignation, five of our six directors and director nominees – each of the individuals identified above as independent directors other than Mr. Francois – would be “independent directors” under the Listing Rules of the Nasdaq Capital Market.

Board Leadership Structure

The Board believes that our stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under our Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by one person. The Board believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best under the circumstances.

Currently, Jane H. Hollingsworth serves as the Chair of the Board and Robert J. Cobuzzi, Jr. serves as our Chief Executive Officer. The Board believes that it is currently in the best interests of the Company’s stockholders to separate these offices. This separation allows for our Board Chair to act as a bridge between the Board and the operating organization, while our Chief Executive Officer focuses on running the Company’s business. The Board believes that this separation allows for a more effective utilization of the proven leadership capabilities, breadth of industry experience, and business success of the individuals holding both positions, and that the Company and its stockholders are best currently served by this leadership structure.

Executive Sessions

Generally, at regular meetings of the Board, our independent directors meet in executive session with no company management present during a portion of each meeting. Ms. Hollingsworth typically presides over these executive sessions and serves as a liaison between the independent directors and our Chief Executive Officer.

Board Meetings and Attendance

During 2021, the Board held nine meetings, including one joint meeting with the Compensation Committee. Each of our directors attended 75 percent or more of the meetings of the Board and all committees on which he or she served during 2021. In addition, the Company’s directors are expected to participate in the annual meetings of stockholders, and all the Company’s directors participated in the 2021 annual meeting of stockholders.

Board Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees has the composition and responsibilities described below. The Board, from time to time, may establish other committees to facilitate the management of the Company and may change the composition and the responsibilities of the existing committees. Each of the three standing committees has a charter which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com.

Audit Committee

Responsibilities.

The primary responsibilities of the Audit Committee include:

●

overseeing our accounting and financial reporting processes, systems of internal control over financial reporting and disclosure controls and procedures on behalf of the Board and reporting the results or findings of its oversight activities to the Board;

●

having sole authority to appoint, retain and oversee the work of our independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●

reviewing and pre-approving all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

●

overseeing our system to monitor and manage risk, and legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to each of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition and Audit Committee Financial Expert. The current members of the Audit Committee are Messrs. Francois, Giles, and Levin and Ms. Hollingsworth. Mr. Levin is the chair of the Audit Committee.

Each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the Listing Rules of the Nasdaq Capital Market and the rules and regulations of the SEC and is “financially literate” under the Listing Rules of the Nasdaq Capital Market. In addition, the Board has determined that Mr. Levin qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Listing Rules of the Nasdaq Capital Market as a result of his experience in senior financial positions. Stockholders should understand that these designations related to the Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and the Nasdaq Capital Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Meetings. The Audit Committee met five times during 2021.

Processes and Procedures for Complaints. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with their supervisor first, who in turn will be responsible for informing our Chief Executive Officer of any concerns raised. If an employee prefers not to discuss a particular matter with his or her own supervisor, the employee may instead discuss such matter with our Chief Executive Officer. If an individual prefers not to discuss a matter with the Chief Executive Officer or if the Chief Executive Officer is unavailable and the matter is urgent, the individual is encouraged to contact the Chair of the Audit Committee, Mr. Levin.

Compensation Committee

Responsibilities. The primary responsibilities of the Compensation Committee include:

●

determining the annual salaries, incentive compensation, long-term incentive compensation, special or supplemental benefits or perquisites and any and all other compensation applicable to our Chief Executive Officer and other executive officers;

●

determining any revisions to corporate goals and objectives with respect to compensation for our Chief Executive Officer and other executive officers and establishing and leading a process for the full Board to evaluate the performance of our Chief Executive Officer and other executive officers in light of those goals and objectives;

●

administering our equity-based compensation plans, including determining specific grants of options and other awards for executive officers and other employees under our equity-based compensation plans; and

●	establishing and leading a process for determination of the compensation applicable to the non-employee directors on the Board.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Compensation Committee are Messrs. Adams and Francois, Ms. Hollingsworth and Dr. Lanchoney. Mr. Adams is the chair of the Compensation Committee. Each of the four current members of the Compensation Committee is an “independent director” under the Listing Rules of the Nasdaq Capital Market and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The Compensation Committee met seven times during 2021, including one joint meeting with the Board.

Processes and Procedures for Consideration and Determination of Executive Compensation. The Compensation Committee has authority to determine all compensation applicable to our executive officers. In setting executive compensation for our executive officers, the Compensation Committee considers, among other things, the following primary factors: each executive’s position within the Company and the level of responsibility; the ability of the executive to affect key business initiatives; the executive’s individual experience and qualifications; compensation paid to executives of comparable positions by companies similar to our Company; Company and individual performance; and the executive’s current and historical compensation levels. The Compensation Committee has also from time to time – including during 2021 – retained the services of its independent consulting firm, Radford, to provide advice with respect to executive compensation, such as developing a group of comparable peer companies and reviewing executive and director compensation levels. In making decisions regarding the form and amount of compensation to be paid to our executives, the Compensation Committee may consider information gathered by, and the recommendations of, Radford, when necessary and appropriate.

In making decisions regarding the form and amount of compensation to be paid to our executive officers (other than our Chief Executive Officer), the Compensation Committee considers and gives weight to the recommendations of our Chief Executive Officer recognizing that due to his reporting and otherwise close relationship with each executive, the Chief Executive Officer often is in a better position than the Compensation Committee to evaluate the performance of each executive (other than himself). In making decisions regarding the form and amount of compensation to be paid to our Chief Executive Officer, the Compensation Committee considers the recommendation of the Chief Executive Officer with respect to his own compensation and the Compensation Committee’s own assessment of the Chief Executive Officer’s annual performance and input from other Board members. The Compensation Committee meets in executive session regularly and makes all executive compensation decisions about the Chief Executive Officer without the presence of the Chief Executive Officer or any executive or employee of our company.

Processes and Procedures for Consideration and Determination of Director Compensation. The Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for determining compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes the final decision.

In making decisions regarding compensation to be paid to our non-employee directors, the Board considers factors such as its own views as to the form and amount of compensation to be paid, the current and anticipated time demands placed on non-employee directors and other factors that may be relevant, including the recommendations of Radford, when necessary and appropriate.

Nominating and Corporate Governance Committee

Responsibilities. The primary responsibilities of the Nominating and Corporate Governance Committee are:

●	identifying individuals qualified to become Board members;
●	recommending director nominees for each annual meeting of our stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;
●	general management and director succession planning;
●

being aware of best practices in corporate governance, and developing and recommending to the Board a set of corporate governance standards to govern the Board, its committees, the Company and our employees in the conduct of our business and affairs;

●	developing and overseeing a Board and Board committee evaluation process; and
●

reviewing and discussing with our Chief Executive Officer and reporting periodically to the Board plans for executive officer development and succession plans for the Chief Executive Officer and other key executive officers and employees.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Nominating and Corporate Governance Committee are Messrs. Adams, Giles, and Levin and Dr. Lanchoney. Mr. Giles is the chair of the Nominating and Corporate Governance Committee. Each of the four current members of the Nominating and Corporate Governance Committee is an “independent director” within the meaning of the Listing Rules of the Nasdaq Capital Market.

Meetings. The Nominating and Corporate Governance Committee met three times during 2021.

Processes and Procedures for Consideration Director Nominations. In selecting nominees for the Board, the Nominating and Corporate Governance Committee first determines whether the incumbent directors are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that our Company and stockholders benefit from the continued service of certain qualified incumbent directors because those directors have familiarity with and insight into our Company’s affairs that they have accumulated during their tenure with Diffusion. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with the Board, the director continues to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee from time to time solicits recommendations from persons with whom the Nominating and Corporate Governance Committee is familiar and who are knowledgeable about the Company and the biotech industry generally for nominees likely to have the qualifications, skills and characteristics required for Board nominees. Such persons may include members of the Board and senior management of Diffusion. In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating and Corporate Governance Committee would typically review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board (including with respect to diversity), and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of our management, other Board members and any other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by our stockholders. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as described above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of the Company and the Board. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include:

●	whether the candidate is an “independent director” under applicable independence tests under the federal securities laws and rules and regulations of the SEC;
●	whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee;
●	whether the candidate is an “audit committee financial expert” under the rules and regulations of the SEC for purposes of serving as a member of the Audit Committee;
●	the needs of the Company with respect to the particular talents and experience of our directors;
●	the personal and professional integrity and reputation of the candidate;
●	the candidate’s level of education and business experience;

●	the candidate’s business acumen;
●	the candidate’s level of understanding of our business and industry and other industries relevant to our business;
●	the candidate’s ability and willingness to devote adequate time to the work of the Board and its committees;
●

the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the needs of our company;

●	whether the candidate possesses strategic thinking and a willingness to share ideas;
●	the candidate’s diversity of experiences, expertise and background, in general and as compared to other directors on the Board; and
●	the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will consider the factors described above. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, expertise, and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criterion and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Board Diversity

We believe it is important that our Board is composed of individuals reflecting the diversity represented by our employees, our clients, and our communities.  Below, we provide an enhanced disclosure regarding the diversity of our Board as required by the listing standards of the Nasdaq Capital Market.

Board Diversity Matrix (as of November 9, 2022)
Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identify
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0

Board Oversight of Risk

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. The areas of risk that we focus on include regulatory, operational, financial (accounting, credit, liquidity and tax), legal, compensation, competitive, health, safety and environment, economic, political and reputational risks.

The committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes for the management of business and financial risk, our financial reporting obligations, and our compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and management and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage and mitigate those risks, but also understanding what level of risk is appropriate for our Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for our company.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for our company for a number of reasons, including: (1) general risk oversight by the full Board in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies; (2) more detailed oversight by our Board committees that are currently comprised of and chaired by our independent directors and (3) the focus of our Chairman of the Board on allocating appropriate Board agenda time for discussion regarding the implementation of our key business strategies and specifically risk management.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our directors, executive officers and other employees, and meets the requirements of the SEC. A copy of our Code of Business Conduct and Ethics is available on the Investor Relations—Corporate Governance—Code of Business Conduct and Ethics section of our corporate website at www.diffusionpharma.com.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

It is the policy of the Board that directors standing for re-election should attend our annual meeting of stockholders if their schedules permit.

Process Regarding Stockholder Communications with Board

Stockholders may communicate with the Board or any one particular director by sending correspondence to our General Counsel & Corporate Secretary via e-mail to proxyrequests@diffusionpharma.com or via mail to 300 East Main Street, Suite 201, Charlottesville, Virginia 22902, with an instruction to forward the communication to the Board or one or more particular directors. Our General Counsel & Corporate Secretary will forward promptly all such stockholder communications to the Board or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide that the Board will consist of at least one member, or such other number as may be determined by the Board or our stockholders. The Board has fixed the number of directors at seven as of the date of this Proxy Statement. One of our current directors – Eric Francois – has resigned from the Board effective as of December 16, 2022 as a result of certain mandatory internal policies and procedures of his current employer following a return to his investment banking career in late 2021 and, accordingly, will not stand for re-election at the Annual Meeting. On November 13, 2022, in connection with Mr. Francois’ resignation and in accordance with and pursuant to Section 3.2 of the Company’s Bylaws, the Board resolved to reduce the number of directors on the Board from seven to six, effective simultaneous with, and contingent upon, the effectiveness of Mr. Francois’ resignation from the Board. Accordingly, as of the date of the Annual Meeting, the number of directors on the Board is expected to be six.

Nominees for Director

The Board has nominated the following six individuals, each of whom is currently a director on our Board, to serve as our directors until the next annual meeting of our stockholders or until their successors are elected and qualified:

●	Robert Adams
●	Robert J. Cobuzzi, Jr., Ph.D.
●	Mark T. Giles
●	Jane H. Hollingsworth
●	Diana Lanchoney, M.D.
●	Alan Levin

Proxies only can be voted for the number of persons named as nominees in this Proxy Statement, which is six. If prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the discretion of the Board, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve. We strongly encourage you to read this Proxy Statement carefully and to use the enclosed WHITE proxy card to vote for the Board's nominees named herein in accordance with the Board's recommendation.

Information About Current Directors Standing for Re-Election and Board Nominees

The table below sets forth, as of the date of this Proxy Statement, certain information that has been furnished to us by each current director standing for re-election and each other individual who has been nominated by the Board to serve as a director of our company:

Name	Age	Director Since
Robert Adams C N	72	2016
Robert J. Cobuzzi, Jr., Ph.D.	58	2020
Mark T. Giles A N	67	2016
Jane H. Hollingsworth A C	64	2020
Diana Lanchoney, M.D. C N	56	2021
Alan Levin A N	60	2016

A - Member of Audit Committee as of the date of this Proxy Statement.

C – Member of Compensation Committee as of the date of this Proxy Statement.

N – Member of Nominating & Corporate Governance Committee as of the date of this Proxy Statement.

Additional Information About Current Directors and Board Nominees

The paragraphs below provide further information about each current director, each of whom has been nominated for election at the Annual Meeting by the Board, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which he or she currently serves as a director or served as a director during the past five years. We believe that all of our directors and director nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board and its committees; a fit of skills and personality with those of our other directors that helps build a board of directors that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each director and nominee for director also sets forth specific experience, qualifications, attributes and skills that led the Board to the conclusion that he or she should serve as a director in light of our business and structure.

Board Nominees

Robert Adams — Mr. Adams has served as a director since January 2016 and as a director of Diffusion LLC since 2002. Prior to his retirement in 2015, Mr. Adams was a partner in the intellectual property law firm of Nixon & Vanderhye P.C, where he had practiced for over 25 years, focusing on patent litigation and international patent licensing and negotiations. During that time period, Mr. Adams was lead litigation counsel in more than 50 major intellectual property lawsuits, where he directly handled, for example, all intellectual property valuations and settlements on behalf of his U.S. and foreign clients. Moreover, Mr. Adams served as the head negotiator for a well-known Japanese consumer products company for 15 years in various complicated licensing situations. Those negotiations typically involved the cross-licensing of up to hundreds of U.S. and foreign patent rights. His lead licensing activities on behalf of that client included, among other things, multi-year negotiations with Texas Instruments, Advanced Micro Devices and Freescale. Mr. Adams received a B.A. from the University of Maryland and a J.D. from George Washington University (with honors), and is a member of the Virginia State Bar.

The Board believes Mr. Adams’ perspective and experience as a director of Diffusion, as well as the depth and breadth of his intellectual property experience, provide him with the qualifications to serve as a director.

Robert J. Cobuzzi, Jr., Ph.D. – Dr. Cobuzzi has served as a director since January 2020 and as our President and Chief Executive Officer since September 2020. Dr. Cobuzzi also currently serves as a Venture Partner and Chairman of the Business Development Board for Sunstone Life Science Ventures, an independent European venture capital investment firm focused on life science therapeutic innovations. Previously, Dr. Cobuzzi served as an Advisor to the Mitochondrial Disease Research Program at the Children’s Hospital of Philadelphia, an internationally recognized hospital and research center devoted to children, from January 2019 to April 2020, and as President and Chief Executive Officer of MitoCUREia, Inc., an affiliated company, from July 2019 to July 2020. From 2005 to 2018, Dr. Cobuzzi served in various roles at Endo International PLC, a specialty branded and generic pharmaceuticals manufacturer, most recently serving as President of Endo Ventures Limited. Dr. Cobuzzi received his Bachelor of Arts in Biochemistry and Art History from Colby College and his Ph.D. in Molecular and Cellular Biochemistry from Loyola University Chicago. He served as a Post-doctoral Fellow in Experimental Therapeutics at Roswell Park Cancer Institute.

The Board believes Dr. Cobuzzi’s experience and insight with drug development and business development and funding, both in the U.S. and abroad, as well as his experience and background as our Chief Executive Officer, provide him with the qualifications to serve as a director.

Mark T. Giles — Mr. Giles has served as a director since January 2016 and as a director of Diffusion LLC since 2008. Since July 2007, Mr. Giles has been the sole managing member of Panda Holdings, LLC, which engages in the investment and management of private capital. Since February 2015, Mr. Giles has been a general partner of Anchormark Holdings, LLC, which engages in the investment and management of private capital. Prior to joining Panda Holdings and Anchormark Holdings, Mr. Giles served as the Chief Executive Officer of Virginia National Bank from July 1998 until June 2007 and thereafter continued to serve as the non-executive Chairman until December 2011. Prior to joining Virginia National Bank, Mr. Giles also served as the president of two publicly traded bank holding companies and subsidiary banks in Texas and practiced law with the banking group of a Houston law firm. He chairs the board of Expedition Trust Company. Mr. Giles received a B.S. from the McIntire School of Commerce at the University of Virginia and a J.D. from the University of Virginia School of Law.

The Board believes Mr. Giles’ perspective and experience as a director of Diffusion, as well as the depth and breadth of his business and legal experience, provide him with the qualifications to serve as a director.

Jane H. Hollingsworth – Ms. Hollingsworth has served as a director since September 2020. She currently serves as the founding Managing Partner of Militia Hill Ventures, an organization that creates, builds, and invests in life sciences companies, a role she has held since 2013. While at Militia Hill, Jane co-founded and currently serves as Executive Chair of Eliksa Therapeutics, a regenerative medicine company, co-founded and served as Executive Chair of Spirovant Sciences, a gene therapy company sold to Sumitomo Dainippon Pharma, and served as Executive Chair and CEO of Immunome Inc., a cancer immunotherapy company. Prior to founding Militia Hill, Ms. Hollingsworth co-founded and served as Chief Executive Officer of NuPathe, Inc., a neuroscience focused biopharmaceutical company. She also co-founded and served as EVP of Auxilium Pharmaceuticals, a urology and rare disease focused biopharmaceutical company. Ms. Hollingsworth also currently serves on the boards of the life science companies Afimmune Ltd. and Ribonova, and various industry and community organizations, including the University City Science Center, the Kimmel Center for the Performing Arts and Breatcancer.Org. Ms. Hollingsworth received her B.A. from Gettysburg College and her J.D. from Villanova University.

The Board believes Ms. Hollingsworth’s industry perspective and experience, including as chief executive officer and director of a publicly-traded biopharmaceutical company, as well as her depth of her other operating and senior management experience in our industry and educational background, provide her with the qualifications to serve as a director.

Diana Lanchoney, M.D. – Dr. Lanchoney has served as a director since June 2021. Since 2014, Dr. Lanchoney has served as a Vice President of CSL Behring, Inc., a global biopharmaceutical company manufacturing plasma-derived and recombinant therapeutic products, since October 2021 as Vice President, R&D Strategy Implementation, from January 2018 to October 2021 as Vice President, Clinical Pharmacology and Translational Development and prior to that as Vice President, R&D Project Management, from October 2014 to December 2017. Prior to joining CSL, Dr. Lanchoney served in positions of increasing responsibility with Merck & Co., a global pharmaceutical company, most recently as Associate Vice President, Corporate Strategy. Dr. Lanchoney received her B.A. in Economics and German Studies from Tufts University and her M.D. from the University of Pennsylvania.

The Board believes Dr. Lanchoney’s professional and academic background and experience provide her with the qualifications to serve as a director, including the depth and breadth of her experience with clinical development, corporate strategy, and pharmaceutical industry partnering.

Alan Levin — Mr. Levin has served as a director since January 2016 and as a director of Diffusion LLC since June 2015. He previously served as Executive Vice President and Chief Financial Officer of Endo Health Solutions Inc., a global specialty healthcare company, from June 2009 until his retirement in September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Senior Vice President & Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. Mr. Levin received a bachelor’s degree from Princeton University and a master’s degree from New York University’s Stern School of Business. Mr. Levin is a certified public accountant. Mr. Levin currently serves as a member of the board of directors of Biocryst Pharmaceuticals, Inc., a Nasdaq-traded biopharmaceuticals company. He is also a member of the Advisory Board of Auven Therapeutics, a private equity fund; and the Critical Path Institute, a nonprofit collaboration between the Food and Drug Administration and pharmaceutical industry participants focused on streamlining and accelerating the development and regulatory pathways for innovative medicines. From December 2013 to July 2019, he was a member of the board of directors of Aceto Corporation, a Nasdaq-traded company specialized in generics and pharmaceutical intermediate products.

The Board believes that the combination of Mr. Levin’s perspective and experience as a director of Diffusion; his experience in financial reporting, treasury and corporate finance (including his prior positions as chief financial officer of Endo and Pfizer, Inc.); and his executive-level experience in the pharmaceutical industry all provide him with the qualifications and skills to serve as a director.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE FOR THE BOARD'S NOMINEES NAMED HEREIN IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION.

On November 22, 2022, LifeSci filed a preliminary proxy statement with the SEC that includes a proposal for the election of six nominees whom LifeSci has nominated for election as directors at the 2022 Annual Meeting. As a result, the election of directors is considered a contested election, meaning the six nominees receiving the largest pluralities of the votes cast will be elected. The Board does not endorse any LifeSci Nominee and unanimously recommends that you disregard any blue proxy card that may be sent to you by LifeSci. Voting to “WITHHOLD” with respect to any LifeSci Nominee on its proxy card is not the same as voting for the Board’s nominees, because a vote to “WITHHOLD” with respect to any LifeSci Nominee on its blue proxy card will revoke any previous WHITE proxy card submitted by you. If you have already voted using a proxy card sent to you by LifeSci, you have the right to change your vote at any time before it is exercised and we urge you to revoke that proxy by voting the enclosed WHITE proxy card by telephone or by Internet, or by signing, dating and returning it promptly by mail. Only the latest-dated, validly executed proxy that you submit will be counted. Diffusion is not responsible for the accuracy of any information provided by or relating to LifeSci or their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, LifeSci or any other statements that LifeSci may otherwise make.

Although the Company is required to include all nominees for election on its WHITE proxy card, for additional information regarding LifeSci Nominees and any other related information, please refer to LifeSci’s proxy statement if and when it is provided to you by LifeSci. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the 2022 Annual Meeting at the SEC’s website (http://www.sec.gov).

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions. They also will have an opportunity to make a statement if they wish to do so.

Independent Auditor’s Fees

The table below presents fees billed to us for professional services rendered by KPMG, our current independent registered public accounting firm, for the years ended December 31, 2021 and December 31, 2020.

	Aggregate Amount Billed
	2021		2020
Audit Fees		$365,000	$508,060
Audit-Related Fees		$—	$—
Tax Fees	$	---	$80,000
All Other Fees		$—	$—
Total		$365,000	$588,060

Tax Fees in 2020 represent fees paid to KPMG in connection with an analysis under Section 382 of the Tax Code.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services and all permissible non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services rendered by KPMG during 2021 and 2020 were permissible under applicable laws and regulations and were approved in advance by the Audit Committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION.

AUDIT COMMITTEE REPORT

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2021.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with KPMG, our independent registered public accounting firm for the year ended December 31, 2021, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with KPMG its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2021 be included in our annual report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee
Alan Levin, Chair
Eric Francois

Mark T. Giles

Jane H. Hollingsworth

EXECUTIVE OFFICERS

The table below sets forth, as of the date of this Proxy Statement, certain information concerning our executive officers. Biographical information for Dr. Cobuzzi is included under the heading, “Proposal No. 1—Election of Directors—Additional Information About Current Directors and Board Nominees”.

Name	Age	Position with Diffusion
Robert J. Cobuzzi, Jr., Ph.D.	58	President and Chief Executive Officer
William K. Hornung	54	Chief Financial Officer
Christopher D. Galloway, M.D.	51	Chief Medical Officer
Raven Jaeger	44	Chief Regulatory Officer
William R. Elder	39	General Counsel & Corporate Secretary

William K. Hornung – Mr. Hornung serves as our Chief Financial Officer, a position he has held since September 2018. Prior to his appointment as Chief Financial Officer, Mr. Hornung served as the Chief Business Officer at Diffusion from July 2017 through September 2018. Previously, Mr. Hornung served as Chief Financial Officer of Contravir Pharmaceuticals from June 2014 to November 2015 and helped the company up-list to Nasdaq and raise nearly $30 million. Prior to Contravir, from 2002 through 2014 Mr. Hornung held positions of increasing responsibility with PTC Therapeutics, most recently serving as Vice President of Finance from April 2012 to March 2014. While at PTC Therapeutics, he oversaw the IPO process and raised more than $1 billion. From 1998 through 2002, Mr. Hornung was with Elan Pharmaceuticals (formerly The Liposome Company) in various financial roles. At Liposome and Elan he was responsible for strategic planning and operations of the company's UK-based European headquarters. Earlier in his career, Mr. Hornung worked for a clinical research organization where he was responsible for project management and nearly all financial aspects of the company. Mr. Hornung holds a Bachelor of Science in Accounting from the William Paterson State University of New Jersey.

Christopher D. Galloway, M.D. – Dr. Galloway has served as our Chief Medical Officer since October 2020. Prior to joining Diffusion, Dr. Galloway served as senior medical director in critical care for La Jolla Pharmaceutical Company from August 2018 to September 2020, where he chaired and oversaw La Jolla’s investigator-initiated and collaborative research programs and supported the commercial and medical teams in connection with the launch of GIAPREZA™(angiotensin II), which has been approved by the U.S. Food and Drug Administration as a vasoconstrictor to increase blood pressure in adults with septic or other distributive shock. Prior to his time at La Jolla, Dr. Galloway served as medical director for global clinical development at Rakuten Medical Inc. (f/k/a Aspyrian Therapeutics, Inc.), a biotechnology company developing cell-targeting investigative immuno-oncology therapies, from December 2016 to July 2018 and as medical affairs director within Merck & Co., Inc.’s immunotherapy division from August 2015 to November 2016. Dr. Galloway received his doctor of medicine from the University of Texas Medical Branch at Galveston, completed his residency in emergency medicine at Carolinas Medical Center in Charlotte, NC, and received a B.A. in biology from the University of Texas at Austin. He is licensed to practice medicine in the State of Colorado and is a diplomate of the American Board of Emergency Medicine.

Raven Jaeger – Ms. Jaeger has served as our Chief Regulatory Officer since May 2022. Prior to joining Diffusion, Ms. Jaeger served from April 2018 to May 2022 in positions of increasing seniority at BridgeBio, Inc., a publicly traded biopharmaceutical company developing treatments for genetic diseases and cancers with clear genetic drivers, as well as several of its affiliate companies, most recently serving as Senior Vice President, Regulatory Affairs. From 2011 to April 2018, Ms. Jaeger served in a variety of positions, most recently as Director, Regulatory Affairs, at Leadiant Biosciences Inc. (f/k/a Sigma-Tau Pharmaceuticals), a biopharmaceutical company specializing in the development of treatments for rare diseases. Prior to her time at Leadiant, Ms. Jaeger served in a variety of regulatory roles at ICON Clinical Research (f/ka ICON Development Solutions) and Nabi Biopharmaceuticals, Inc. She received a B.S. in natural sciences area with an emphasis in biology and biophysics from The Johns Hopkins University and her M.S. in biotechnology management from the University of Maryland University College.

William R. Elder – Mr. Elder has served as our General Counsel & Corporate Secretary since September 2020. Prior to joining Diffusion, Mr. Elder principally served as president and chief executive officer of BillyVonElds, LLC, a season-long and daily fantasy sports company, where he managed all corporate, legal, and operational aspects of the business from April 2019 to September 2020. From July 2020 to September 2020, Mr. Elder also served as a part-time consultant to Diffusion. From 2011 to February 2019, Mr. Elder served as a corporate and securities associate for Dechert LLP, an international law firm, where Mr. Elder’s practice focused primarily on counseling public companies on securities laws and regulatory requirements, corporate governance matters, and financial transactions in the equity and debt markets. He received his J.D. from the University of Pennsylvania Law School, an M.S. in finance from Villanova University, and a B.A. in economics from Tufts University.

No family relationships exist among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below provides summary compensation information concerning compensation awarded for service during the years ended December 31, 2021 and December 31, 2020 to the individuals that served as our named executive officers during the year ended December 31, 2021. Raven Jaeger, our current Chief Regulatory Officer, was appointed in May 2022 and did not receive any compensation from the Company during the years ended December 31, 2021 or 2020.

Name and Principal Position	Year	Salary (1)	Bonus Compensation (2)	Stock Awards (3)	Option Awards(4)	All Other Compensation (5)	Total

Robert J. Cobuzzi, Jr., Ph.D. (6)	2021	$410,000	$164,000	$--	$170,735	$38,617	$783,352
Chief Executive Officer	2020	$129,046	$67,650	$50,031	$512,233	$58,535	$817,495
William K. Hornung	2021	$324,929	$96,667	$--	$84,838	$29,084	$535,518
Chief Financial Officer	2020	$298,100	$93,902	$--	$130,083	$17,866	$539,951
Christopher D. Galloway, M.D. (6)	2021	$375,000	$127,500	$--	$86,393	$37,092	$625,985
Chief Medical Officer	2020	$66,827	$37,500	$--	$190,882	$4,599	$299,808
William R. Elder (6)	2021	$256,250	$76,234	$--	$66,246	$5,877	$404,607
General Counsel	2020	$68,270	$24,750	$--	$147,429	$25,266	$265,715

1)	Represents cash portion of base salary as described below under “—Employment Agreements.”
2)	Represents the annual cash incentive bonuses for service during the applicable year by our named executive officers as described further below under “—2021 Bonus Compensation.”
3)

The amount shown in this column reflects the grant date fair value of a restricted stock unit award made to Dr. Cobuzzi in connection with his initial appointment to the Board in January 2020, calculated in accordance with the provisions of ASC Topic 718 and determined without regard to forfeitures. The assumptions used in the Black-Scholes Model are disclosed in Note 7 to the audited financial statements included in our Annual Report.

4)

The amounts shown in this column reflect the grant date fair value of option awards granted for service during the applicable year, calculated in accordance with the provisions of ASC Topic 718 and determined without regard to forfeitures. Amounts shown for 2020 include time-based awards for service during 2020 granted in March 2021 and (i) with respect to Dr. Cobuzzi, $49,971 granted in January 2020 in connection with his initial appointment to the Board, $50,867 granted in June 2020 in connection with his service as a non-employee director during 2020, and $354,483 granted in September 2020 in connection with his initial appointment as Chief Executive Officer; (ii) with respective to Dr. Galloway, $162,083 granted in October 2020 in connection with his initial appointment as Chief Medical Officer; and (iii) with respect to Mr. Elder, $54,523 granted in September 2020 in connection with his initial appointment as General Counsel. Amounts shown for 2021 include the full grant date fair value of milestone-based, performance awards also granted in March 2021. Pursuant to the terms of the corresponding award agreements, two-thirds of the underlying shares originally granted were automatically forfeited due to the first patient in the ILD-DLCO Trial not being dosed on or before September 30, 2021. The Company announced dosing of the first patients in the ILD-DLCO Trial on December 16, 2021.

5)

The amounts reported in this column for 2020 represent (w) with respect to Dr. Cobuzzi, (i) $50,076 in fees for his service as a non-employee director from January 2020 to September 2020 prior to his appointment as Chief Executive Officer in September 2020 (including fees for committee service), (ii) $5,162 in 401(k) Plan matching contributions by the Company, and (iii) $3,297 in Company-paid health insurance premiums, (x) with respect to Mr. Hornung, (i) $6,459 in 401(k) Plan matching contributions by the Company and (ii) $11,407 in Company-paid health insurance premiums, (y) with respect to Dr. Galloway, (i) $2,500 in 401(k) Plan matching contributions by the Company and (ii) $2,099 in Company-paid health insurance premiums, and (z) with respect to Mr. Elder, (i) $24,775 in fees for his service as a consultant to the Company from July 2020 to September 2020 prior to his appointment as General Counsel & Corporate Secretary and (ii) $491 in Company-paid health insurance premiums. The amounts reported in this column for 2021 represent (w) with respect to Dr. Cobuzzi, (i) $11,600 in 401(k) Plan matching contributions by the Company and (iii) $27,017 in Company-paid health insurance premiums, (x) with respect to Mr. Hornung, (i) $11,600 in 401(k) Plan matching contributions by the Company and (ii) $17,484 in Company-paid health insurance premiums, (y) with respect to Dr. Galloway, (i) $11,600 in 401(k) Plan matching contributions by the Company and (ii) $25,492 in Company-paid health insurance premiums, and (z) with respect to Mr. Elder, $5,877 in Company-paid health insurance premiums.

6)

Dr. Cobuzzi began his employment as President & Chief Executive Officer on September 8, 2020 and began his service as a director on January 7, 2020, Dr. Galloway began his employment as Chief Medical Officer on October 19, 2020, and Mr. Elder began his employment as General Counsel & Corporate Secretary on September 23, 2020. Accordingly, during 2020, each received pro-rated compensation in accordance with his respective term of service.

Employment Agreements

Robert J. Cobuzzi, Jr., Ph.D., President & Chief Executive Officer. Effective September 8, 2020, we entered into an employment agreement with Dr. Cobuzzi pursuant to which he serves as our President & Chief Executive Officer. The employment agreement has an indefinite term. Dr. Cobuzzi is currently entitled to an initial annual base salary of $410,000, subject to increase at the discretion of the Board. Dr. Cobuzzi has the opportunity to earn a target annual bonus of 50 percent of his base salary. The Board may, in its discretion, pay a portion of Dr. Cobuzzi’ annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Dr. Cobuzzi’s entire base salary and annual bonus will be paid in cash. For 2021, Dr. Cobuzzi’s entire pro-rated base salary was paid in cash. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 24 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

William K. Hornung, Chief Financial Officer. Effective September 21, 2018, we entered into an amended and restated employment agreement with Mr. Hornung pursuant to which he serves as our Chief Financial Officer. The employment agreement has an indefinite term. Mr. Hornung was entitled to an annual base salary of $298,100 during 2020, subject to increase at the discretion of the Board. Mr. Hornung has the opportunity to earn a target annual bonus of 35 percent of his base salary. The Board may, in its discretion, pay a portion of Mr. Hornung’s annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Mr. Hornung’s entire base salary and annual bonus will be paid in cash. For 2021, Mr. Hornung’s entire base salary was paid in cash. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 18 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

Christopher D. Galloway, Chief Medical Officer. Effective October 19, 2020, we entered into an employment agreement with Dr. Galloway pursuant to which he serves as our Chief Medical Officer. The employment agreement has an indefinite term. Dr. Galloway is entitled to an initial annual base salary of $375,000, subject to increase at the discretion of the Board. Dr. Galloway has the opportunity to earn a target annual bonus of 40 percent of his base salary. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition (applicable during employment and for 12 months thereafter) and non-solicitation provisions (applicable during employment and for 24 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

Raven Jaeger, Chief Regulatory Officer. Effective May 18, 2022, we entered into an employment agreement with Ms. Jaeger pursuant to which she serves as our Chief Regulatory Officer. The employment agreement has an indefinite term. Ms. Jaeger is entitled to an initial annual base salary of $400,000, subject to increase at the discretion of the Board. Ms. Jaeger has the opportunity to earn a target annual bonus of 35 percent of her base salary. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition (applicable during employment and for 12 months thereafter) and non-solicitation provisions (applicable during employment and for 24 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

William R. Elder, General Counsel & Corporate Secretary. Effective September 23, 2020, we entered into an employment agreement with Mr. Elder pursuant to which he serves as our General Counsel & Corporate Secretary. The employment agreement has an indefinite term. Mr. Elder is entitled to an initial annual base salary of $250,000, subject to increase at the discretion of the Board. Mr. Elder has the opportunity to earn a target annual bonus of 30 percent of his base salary. The Board may, in its discretion, pay a portion of Mr. Elder’s annual salary and annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a “change of control” (as defined in the employment agreement) occurs, Mr. Elder’s entire base salary and annual bonus will be paid in cash. For 2021, Mr. Elder’s entire pro-rated base salary was paid in cash. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement also contains certain non-competition and non-solicitation provisions (each applicable during employment and for 24 months thereafter), as well as confidentiality and non-disparagement provisions (each applicable during employment and at all times thereafter).

Long-Term Equity Incentive Compensation and Other Compensatory Arrangements

The Compensation Committee administers the 2015 Equity Plan in which our named executive officers participate, the bonus payments made to our named executive officers provided for in the employment agreements described under the heading “—Employment Agreements,” and any other compensation-related matters as they otherwise determine in their discretion. The option grants made for service during 2020 to the named executive officers vest and become exercisable in equal (or as near equal as possible) installments over a 36-month period until fully vested, subject to their continued employment through the applicable vesting date.

During 2021, the Compensation Committee determined that 50% of any annual long-term equity incentive awards granted to our named executive officers for service during the year would be granted at the outset of the year in the form of performance-based options the vesting of which will be dependent on the achievement of specified performance metrics during the year of grant. The remaining 50 percent were granted in the form of option awards subject to time-based vesting early in the subsequent year (i.e. 2022) at the discretion of the Compensation Committee in accordance with past practice. In 2022, the Compensation Committee determined to return to the Company's historic practice of granting all such awards as options subject to time-based vesting.

2021 Bonus Compensation

Executive bonuses are determined by the Compensation Committee. The Compensation Committee determines whether bonuses are earned and the amounts of the bonus payout by considering a number of factors, the principal factor being based upon the performance goals developed by the Compensation Committee. Other important factors include clinical trial progress, business development activities, status of public filings, capital raising transactions, and stock price performance.

Outstanding Equity Awards at Fiscal Year End

Option Awards

The table below provides information regarding unexercised stock option awards held by each of our named executive officers that remained outstanding as of December 31, 2021. Unless otherwise indicated, each grant was awarded under our 2015 Equity Plan. Raven Jaeger, our current Chief Regulatory Officer, was appointed in May 2022 and did not hold any option awards as of December 31, 2021.

Name	Award Type	Grant Date	Shares Underlying Unexercised Options Exercisable	Shares Underlying Unexercised Options Unexercisable	Exercise Price	Expiration Date

Robert J. Cobuzzi, Jr., Ph.D.	NQO	1/7/2020	2,372	—	$25.50	1/7/2030
	NQO	6/17/2020	1,226	—	$50.00	6/17/2030
	NQO	9/8/2020	3,960	5,540	$39.50	9/8/2030
	NQO	3/1/2021	300	774	$55.50	3/1/2031
	NQO**	3/1/2021	359	715	$55.50	3/1/2031

William K. Hornung	NQO	1/2/2018	120	—	$885.00	1/2/2028
	NQO	1/2/2019	326	—	$105.00	1/2/2029
	NQO	1/2/2020	704	348	$23.00	1/2/2030
	NQO	3/1/2021	687	1,768	$55.50	3/1/2031
	NQO**	3/1/2021	178	355	$55.50	3/1/2031

Christopher D. Galloway, M.D.	NQO*	10/19/2020	1,558	2,442	$42.50	10/19/2030
	NQO	3/1/2021	153	390	$55.50	3/1/2031
	NQO**	3/1/2021	182	361	$55.50	3/1/2031

William R. Elder	NQO*	9/22/2020	585	815	$41.00	9/22/2030
	NQO	3/1/2021	490	1,263	$55.50	3/1/2031
	NQO**	3/1/2021	139	277	$55.50	3/1/2031

* - Non-plan based equity award grant made as an inducement to the individual’s acceptance of employment with Diffusion in accordance with Nasdaq Listing Rule 5635(c)(4).

** - Pursuant to the terms of the corresponding award agreements, two-thirds of the underlying shares originally granted were automatically forfeited due to the first patient in the ILD-DLCO Trial not being dosed on or before September 30, 2021. The Company announced dosing of the first patients in the ILD-DLCO Trial on December 16, 2021.

Restricted Stock Unit Awards

The table below provides information regarding restricted stock unit awards held by each of our named executive officers that remained outstanding as of December 31, 2021, if any. Each grant was awarded under our 2015 Equity Plan.

Name	Award Type	Grant Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested (1)
Robert J. Cobuzzi, Jr., Ph.D.	RSU	1/7/2020	1,635	$25,4320.50

1)

Based on a price per share of $15.50, the closing price of our common stock on December 31, 2021 as reported by Nasdaq. The award was granted to Dr. Cobuzzi in connection with his appointment as a non-employee director in January 2020 and vests in six tri-monthly installments. The final installment vests in January 2023.

401(k) Retirement Plan

We maintain our 401(k) Plan pursuant to which all eligible employees are entitled to make pre-tax and after-tax contributions of their compensation. In addition, the Company makes discretionary matching contributions at a rate of 100% for contributions up to 3% of the participant’s eligible compensation and 50% for any additional contributions up to 5% of the participant’s eligible compensation. The matching contributions received by our named executive officers in 2021 and 2020 are reported in the “All Other Compensation” column of the Summary Compensation Table above.

Post-Termination Severance and Change in Control Arrangements

As described under the heading “—Employment Agreements,” we have entered into employment agreements with each of Drs. Cobuzzi and Galloway, Messrs. Hornung and Elder and Ms. Jaeger that provide for certain severance and change of control benefits, subject to the execution and non-revocation of a release of claims by the executive or his estate (as applicable).

Under Dr. Cobuzzi’s employment agreement, if his employment is terminated by us other than for “cause,” death or “disability,” or by Dr. Cobuzzi for “good reason” (as such terms are defined in the employment agreement), Dr. Cobuzzi will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, continuation of base salary for 12 months, plus 12 months of COBRA premium reimbursement, provided that if such termination occurs within 60 days before or within 24 months following a “change of control” (as defined in the employment agreement), then Dr. Cobuzzi will be entitled to receive the same severance benefits as described above, except that he will receive (a) a payment equal to two times the sum of his base salary and the higher of his target annual bonus opportunity and the bonus payment he received for the year immediately preceding the year in which the termination occurred instead of 12 months of base salary continuation, and (b) a payment equal to 36 times the monthly COBRA premium for him and his eligible dependents instead of 12 months of COBRA reimbursements (the payments in clauses (a) and (b) are paid in a lump sum in some cases and partly in a lump sum and partly in installments over 12 months in other cases). In addition, if Dr. Cobuzzi’s employment is terminated by us without cause or by Dr. Cobuzzi for good reason, in either case, upon or within 24 months following a change of control, then Dr. Cobuzzi will be entitled to full vesting of all equity awards received by him from us (with any equity awards that are subject to the satisfaction of performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 24 months following the termination date (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Under the employment agreements for each of Dr. Galloway, Ms. Jaeger and Messrs. Hornung and Elder, in the event that the executive’s employment is terminated by us other than for “cause”, death or “disability” or upon the executive’s resignation for “good reason” (as such terms are defined in the applicable employment agreement), the applicable executive will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, continuation of base salary for nine months, plus 12 months of COBRA premium reimbursement, provided that if such termination occurs within 60 days before or within 24 months following a “change of control” (as defined in the applicable employment agreement), then the executive will be entitled to receive the same severance benefits as described above, except that the executive will receive (a) a payment equal to 1.5 times the sum of the executive’s base salary and the higher of the executive’s target annual bonus opportunity and the bonus payment the executive received for the year immediately preceding the year in which the termination occurred instead of nine months of base salary continuation and (b) a payment equal to 18 times the monthly COBRA premium for the executive and any eligible dependents instead of 12 months of COBRA reimbursements (the payments in clauses (a) and (b) are paid in a lump sum in some cases and in installments over nine or 12 months in other cases). In addition, if the applicable executive’s employment is terminated by the Company without cause or by the applicable executive for good reason, in either case, upon or within 24 months following a change of control, then the applicable executive will be entitled to full vesting of all equity awards received by the executive from us (with any equity awards that are subject to the satisfaction of performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 24 months following the termination date (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Under the employment agreements for each of our current named executive officers, in the event that the executive’s employment is terminated due to his or her death or disability, the executive (or the executive’s estate) will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award agreement (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

Further, under the terms of the stock option agreements with our named executive officers, upon a completion of a “change of control” (as defined in the 2015 Equity Plan), options held by our named executive officers will become immediately vested and remain exercisable through their expiration date regardless of whether the holder remains in the employment or service of the Company after the change of control. Alternatively, in connection with a change of control, the Compensation Committee may, in its sole discretion, cash out the options.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

The Board is providing our stockholders with an advisory vote on executive compensation pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act. This advisory vote, commonly known as a “say-on-pay” vote, is an annual, non-binding vote on the compensation paid to our named executive officers as described in this Proxy Statement under the heading “Executive Compensation”, including the Summary Compensation Table and the other related tables and narrative disclosure.

In general, our executive compensation program during the year ended December 31, 2021 was designed to, among other things, attract and retain executives who are important to the success of our company and the creation of value for our stockholders, create stockholder value by aligning executives’ interests with stockholders’ interests, and motivate and reward our executives for the achievement of company and individual performance objectives, the creation of stockholder value in the short and long term and their contributions, in general, to the success of our company by supporting a “pay-for-performance” philosophy.

Please read the “Executive Compensation” section of this Proxy Statement. That section of this Proxy Statement, which includes compensation tables and related narrative discussion, describes the compensation programs and policies for our named executive officers and the executive compensation decisions made by the Compensation Committee and the Board in 2021.

We are requesting stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement. This “say-on-pay” vote gives our stockholders the opportunity to express their views on our executive compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.

As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.

Proposed Resolution

Accordingly, the Board unanimously recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Diffusion Pharmaceuticals Inc. hereby approve, on an advisory basis, the compensation paid to the named executive officers during the year ended December 31, 2021, as described in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the Summary Compensation Table and the other related tables and narrative disclosure.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION.

DIRECTOR COMPENSATION

Overview of Director Compensation Program

As described in more detail under the heading “Corporate Governance—Compensation Committee—Responsibilities,” the Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for the determination of compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes final decisions regarding such compensation. Dr. Cobuzzi, our Chief Executive Officer, is not compensated separately for serving on the Board while also serving as an employee.

As further described below, the principal elements of our non-employee director compensation program for 2021 included cash compensation in the form of annual cash retainers and long-term equity-based incentive compensation, in the form of stock options and restricted stock units.

Cash Compensation

The cash compensation paid to our non-employee members of the Board consists of the following cash retainers:

Description	Annual Cash Retainer
Board Member	$40,000
Chairman of the Board	$25,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$8,000
Audit Committee Member (other than Chair)	$7,500
Compensation Committee Member (other than Chair)	$5,000
Nominating and Corporate Governance Committee Member (other than Chair)	$4,000

The annual cash retainers are paid in regular installments and otherwise in accordance with the Company’s standard payroll practices. The Compensation Committee has also reserved the right to make a portion of such payments in the form of equity rather than cash under certain conditions. During the fiscal year 2021, all retainers were paid in cash.

Long-Term Equity-Based Incentive Compensation

In addition to cash compensation, our non-employee directors receive long-term equity-based incentive compensation in the form of options to purchase shares of our common stock and restricted stock units. Upon a non-employee director’s initial appointment to the Board, he or she shall receive a stock option award to purchase a number of shares of common stock equal to 0.114% of our shares of common stock outstanding on the grant date, vesting in 18 equal monthly installments following his or her appointment to the Board. In addition, upon appointment he or she also receives a restricted stock unit award for an equivalent number of shares, vesting in six tri-monthly installments commencing on the 18-month anniversary of his or her appointment to the Board. Directors appointed prior to January 1, 2020 received the entirety of this initial appointment award in the form of an option.

In addition, each non-employee director annually receives a stock option award to purchase a number of shares of common stock equal to 0.114% of our shares of common stock outstanding on the grant date, vesting in equal monthly installments over one year, unless otherwise provided by the Compensation Committee.

All option awards granted to our non-employee directors have a ten-year term and an exercise price equal to the fair market value of our common stock on the grant date.

Summary Director Compensation Table for Fiscal 2021

The table below provides summary information concerning the compensation of each individual who served as a non-employee director of the Company during the year ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
Robert Adams	$57,616	$--	$57,084	$--	$114,700
Eric Francois (3)	$27,185	$49,968	$114,167	$--	$191,320
John L. Gainer, Ph.D. (3)	$19,288	$--	$--	$--	$19,288
Mark T. Giles	$57,911	$--	$57,084	$--	$114,995
Jane H. Hollingsworth	$67,374	$--	$57,084	$--	$124,458
David G. Kalergis (3)	$28,932	$--	$--	$--	$28,932
Diana Lanchoney	$25,373	$49,968	$114,167	$--	$189,508
Alan Levin	$61,411	$--	$57,084	$--	$118,495

1)

The amounts shown in this column reflect the grant date fair value of restricted stock unit awards granted during 2021 to the identified directors upon their respective initial appointments to the Board, calculated in accordance with the provisions of ASC Topic 718 and determined without regard to forfeitures. See the assumptions used in the Black-Scholes Model in Note 7 to the audited financial statements included in our Annual Report. As of December 31, 2021, the aggregate number of shares underlying restricted stock units granted to our non-employee directors were as follows: Mr. Francois – 69,400, none of which were vested; Ms. Hollingsworth – 54,900, none of which were vested; and Dr. Lanchoney – 69,400, none of which were vested.

2)

The amounts shown in this column reflect the grant date fair value of option awards granted during 2021 to the identified directors and former directors, calculated in accordance with the provisions of ASC Topic 718 and determined without regard to forfeitures. See the assumptions used in the Black-Scholes Model in Note 7 to the audited financial statements included in our Annual Report. As of December 31, 2021, the aggregate number of shares subject to options awarded to our non-employee directors and former non-employee directors were as follows: Mr. Adams – 177,745, of which 136,125 were vested; Dr. Gainer – 258,770, of which 258,770 were vested; Mr. Francois – 166,600, of which 69,417 were vested; Mr. Giles – 177,191, of which 135,541 were vested; Ms. Hollingsworth – 150,700, of which 101,562 were vested; Mr. Kalergis – 291,592, of which 291,592 were vested; Dr. Lanchoney – 166,600, of which 69,417 were vested; and Mr. Levin –176,557, of which 134,907 were vested.

3)

Dr. Gainer and Mr. Kalergis did not stand for re-election to the Board at our 2021 annual meeting of stockholders and their service on the Board ended upon Mr. Francois’ and Dr. Lanchoney’s election to the Board at such meeting on June 25, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock as of the Record Date for (i) each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock, if any, (ii) each of our current directors and nominees for director; (iii) each of our current named executive officers (as defined in Item 402(a)(3) of Regulation S-K under the Exchange Act); and (iv) all of our current directors, nominees for director, and named executive officers as a group. As of the Record Date, no beneficial owner owned 5% or more of the shares of common stock then outstanding.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable or convertible within 60 days of the Record Date are deemed outstanding for the purpose of computing the beneficial ownership percentage of the holder thereof, but are not deemed outstanding for the purpose of computing the beneficial ownership percentage of any other person. Ownership is based upon information provided by each respective director and officer and public documents filed with the SEC, including Forms 3 and 4, Schedules 13D and 13G and certain other documents, which information may not be accurate as of the Record Date.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Diffusion Pharmaceuticals Inc. 300 East Main Street, Suite 201, Charlottesville, Virginia 22902.

Name and Address of Beneficial Owner	Number of Shares (1)	Percentage of Total Voting Power (2)
Current Directors and Director Nominees
Robert Adams (3)	3,585	*
Robert J. Cobuzzi, Jr., Ph.D. (4)	7,329	*
Eric Francois (5)	3,332	*
Mark T. Giles (6)	4,589	*
Jane H. Hollingsworth (7)	4,083	*
Diana Lanchoney, M.D. (8)	3,332	*
Alan Levin (9)	3,487	*
Named Executive Officers (other than Dr. Cobuzzi)
William R. Elder (10)	4,854	*
Christopher D. Galloway, M.D. (11)	6,226	*
William K. Hornung (12)	5,399	*
Raven Jaeger (13)	1,556	*
All Current Directors, Director Nominees, and Named Executive Officers as a Group (eleven persons) (14)	47,772	2.3%

* Indicates less than 1.0%

1)

Includes shares of common stock held as of the Record Date plus shares of common stock that may be acquired upon exercise of options, warrants and other rights exercisable within 60 days of the Record Date.

2)

Based on an estimated 2,039,441 shares of common stock issued and outstanding as of the Record Date. The percentage ownership and voting power for each person (or all directors and executive officers as a group) is calculated by assuming (i) the exercise or conversion of all options, warrants and convertible securities exercisable or convertible within 60 days of the Record Date held by such person and (ii) the non-exercise and non-conversion of all outstanding warrants, options and convertible securities held by all other persons (including our other directors and executive officers).

3)

Consists of (a) 34 shares held directly by Mr. Adams, (b) 12 shares held jointly with Mr. Adams’ wife, (c) 25 shares held for the benefit of Mr. Adams in his 401(k) retirement account, and (d) 3,514 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

4)	Consists of (a) 1,410 shares held directly by Dr. Cobuzzi and (b) 5,919 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
5)	Consists of 3,332 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
6)

Consists of (a) 5 shares held for the benefit of Mr. Giles in his individual retirement account, (b) 1,070 shares held by MTG Investment Holdings, LLC, and (c) 3,514 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Mr. Giles is the sole member of MTG Investment Holdings, LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

7)

Consists of (a) 886 shares held directly by Ms. Hollingsworth, (b) 183 shares of common stock issuable upon vesting of restricted stock units expected to vest within 60 days of the Record Date, and (c) 3,014 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

8)	Consists of 3,332 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
9)	Consists of (a) 33 shares held by Mr. Levin directly and (b) 3,454 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
10)	Consists of (a) 400 shares held directly by Mr. Elder and (b) 4,454 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
11)

Consists of (a) 400 shares held for the benefit of Dr. Galloway in his individual retirement account, (b) 200 shares held for the benefit of Dr. Galloway’s wife in her individual retirement account, and (c) 5,626 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

12)	Consists of 5,399 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
13)	Consists of 1,556 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
14)

Includes (a) 43,114 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date and (b) 183 shares of common stock issuable upon vesting of restricted stock units expected to vest within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, executive officers and greater than 10 percent beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2021, and based on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act, for our directors, executive officers and beneficial owners of greater than 10 percent of our common stock were filed on a timely basis during the year ended December 31, 2021, except for the following, each of which were not timely filed: Forms 3 relating to Mr. Francois' and Dr. Lanchoney's respective elections to the Board on June 25, 2021, each filed on October 15, 2021; and a Form 4 relating to a July 1, 2021 grant of options and restricted stock units to Dr. Lanchoney in connection with her election to and service on the Board, filed on October 15, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee is charged with the responsibility of reviewing and approving or ratifying all related person transactions in accordance with the Listing Rules of the Nasdaq Capital Market and other applicable law, rules and regulations and any related policies and procedures adopted by or on behalf of the Company and then in effect.

Since January 1, 2020, the following are the only transactions to which we have been a party in which (i) the amount involved in the transaction exceeds $120,000 and (ii) any of our directors, nominees for director, former directors, executive officers, to our knowledge, beneficial owners of more than 5% of our capital stock, or any members of their immediate family or any entities affiliated with any of the foregoing persons had or will have a direct or indirect material interest. The Company’s former Senior Director of Information Technologies, who is the son of the former Chairman of the Board/Chief Executive Officer of the Company, received total compensation for 2021 and 2020 of approximately $[151,250] and $142,961, respectively.

OTHER MATTERS

Stockholder Proposals for 2023 Annual Meeting and Director Nominations

Under the rules of the SEC, stockholders wishing to have a proposal included in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held in 2023 must submit the proposal so that the Corporate Secretary of the Company receives it no later than 120 days prior to the one-year anniversary of the date of this Proxy Statement. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Under our Bylaws, certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting of stockholders. Subject to certain exceptions described in our Bylaws, a stockholder wishing to make a nomination for election to the Board or to have a proposal presented at an annual meeting of stockholders must submit written notice of such nomination or proposal so that the Corporate Secretary of the Company receives it no later than the date which is 90 days prior to the one year anniversary of this Proxy Statement and no earlier than the date which is 120 days prior to the one year anniversary of this Proxy Statement. Our Bylaws also set forth certain informational requirements for stockholders’ nominations of directors and proposals.

In addition to satisfying the requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19 must provide notice so that the Corporate Secretary of the Company receives it no later than the date which is 90 days prior to the one year anniversary of this Proxy Statement and no earlier than the date which is 120 days prior to the one year anniversary of this Proxy Statement, subject to certain exceptions described in our Bylaws.

Annual Report

We have sent or made available electronically to each of our stockholders a copy of our annual report on Form 10-K (without exhibits) for the year ended December 31, 2021. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent via e-mail to proxyrequests@diffusionpharma.com or via mail to [ ].

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will deliver promptly a separate copy of either document to any stockholder upon request via e-mail to proxyrequests@diffusionpharma.com or via mail to [ ]. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the provided address and phone number.

Cost and Method of Solicitation

The Company will pay the full cost of the proxy solicitation by the Company. The Company has retained Innisfree M&A Incorporated (“Innisfree”) to assist in the proxy solicitation for a fee not to exceed $[   ], plus certain related expenses. The parties’ engagement letter contains confidentiality, indemnification and other provisions that we believe are customary for this type of engagement. Proxies may be solicited by mail, in person, by telephone and via the Internet. In addition to approximately [   ] employees of Innisfree, our directors, officers, employees, and agents may solicit proxies from our stockholders by personal interview, telephone, telegram, or other electronic means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Our aggregate expenses, including those of Innisfree, related to our solicitation of proxies in excess of those normally spent for an Annual Meeting as a result of the proxy contest initiated by LifeSci, and excluding salaries and wages of our regular employees and officers, are expected to be approximately $[   ] thousand, of which the Company estimates it has incurred approximately $[   ] thousand to date. In addition, in its nomination letter, LifeSci indicated that, in the event any of its nominees are elected or appointed to the Board at the Annual Meeting, LifeSci intends to seek reimbursement from the Company of all expenses it incurs in connection with its solicitation of proxies for election of its nominees to the Board at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please exercise your right to vote as soon as possible by completing, signing, dating, and returning your enclosed WHITE proxy card or by using Internet or telephone voting as described on the enclosed WHITE proxy card or Notice Regarding the Availability of Proxy Materials. If you are a registered stockholder and have pre-registered to attend the Annual Meeting, you will still be able to vote your shares electronically during the Annual Meeting, even if you have already voted by proxy.

By Order of the Board of Directors
/s/ Robert J. Cobuzzi, Jr., Ph.D.
Robert J. Cobuzzi, Jr., Ph.D.
President and Chief Executive Officer

[ ], 2022
Charlottesville, Virginia

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

WHITE PROXY

DIFFUSION PHARMACEUTICALS INC.

Annual Meeting of Stockholders

This proxy is solicited by the Board of Directors

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement of Diffusion Pharmaceuticals Inc. (the "Company") and hereby appoints [•] and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned, to represent the undersigned and vote all shares of the Company's common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on December 30, 2022, at [•] Eastern Time, and at any adjournment or postponement thereof, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. WHERE NO INSTRUCTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH COMPANY NOMINEE LISTED IN ITEM 1 (A-F) ON THE REVERSE SIDE AND FOR ITEMS 2 and 3. While you may mark instructions with respect to any or all of the nominees, you may mark a vote "FOR" only six nominees in total. If you mark a vote "FOR" with respect to fewer than six nominees, your shares will be voted by the named proxies as you instructed with respect to those nominees. If you mark a vote "FOR" with respect to more than six nominees, all of your instructions on Proposal 1 will be invalid, and the named proxies will not vote your shares with respect to any of the nominees.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DIFFUSION PHARMACEUTICALS INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of the Company's Common Stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. Vote by Internet – Please access **https://www.proxyvotenow.com/dffn**, and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

OR

2. Vote by Telephone – Call toll-free from the U.S. or Canada at **877-527-1836**, on a touch-tone telephone. If outside the U.S. or Canada, call **575-680-2583**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Diffusion Pharmaceuticals Inc. c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X Please mark vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH COMPANY NOMINEE LISTED IN ITEM 1 (A-F) AND FOR ITEMS 2 and 3.

1. Election of six persons to serve as directors until our next annual meeting or until their respective successors are elected and qualified: While you may mark instructions with respect to any or all of the nominees, you may mark a vote "FOR" only six nominees in total. If you mark a vote "FOR" with respect to at least one but fewer than six nominees, your shares will be voted "FOR" those nominees. Any remaining votes have the same effect as a vote to "WITHHOLD" for all other nominees. However, if you do not specify how you want to vote any shares (i.e., you do not mark a vote "FOR" or to "WITHHOLD" with respect to any nominees), the proxies will vote their shares "FOR" the Board's six nominees for director, in accordance with the Board's recommendation. If you mark a vote "FOR" with respect to more than six nominees, all of your instructions on Proposal 1 will be invalid, and the named proxies will not vote your shares with respect to any of the nominees.

ONLY VOTE FOR 6 NOMINEES

COMPANY RECOMMENDED NOMINEES

FOR ALL COMPANY NOMINEES	WITHHOLD ALL COMPANY NOMINEES
☐	☐

	FOR	WITHHOLD
1A. Robert Adams	☐	☐
1B. Robert J. Cobuzzi Jr., Ph.D.	☐	☐
1C. Mark T. Giles	☐	☐
1D. Jane H. Hollingsworth	☐	☐
1E. Diana Lanchoney, M.D.	☐	☐
1F. Alan Levin	☐	☐

LIFESCI MASTER FUND NOMINEES OPPOSED BY THE COMPANY

	FOR	WITHHOLD
1G. Jill Davidson	☐	☐
1H. Tenzin Khangsar	☐	☐
1I. Jeffrey Kimbell	☐	☐
1J. Jessica M. Lockett	☐	☐
1K. Jeffrey Max	☐	☐
1L. John Ziegler, M.D.	☐	☐

DATED: ____________________

____
(Signature if held jointly)

____
(Signature if held jointly)

____
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.